CERTIFICATE OF CORRECTION
to
ARTICLES SUPPLEMENTARY
of
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(a Maryland corporation)

Class T Cumulative Preferred Stock

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “Corporation”), having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  Articles Supplementary dated July 16, 2003 of the Corporation relating to its Class T Cumulative Preferred Stock (par value $.01 per share) (the “Class T Preferred Stock”) were filed with the Department on July 18, 2003, and said Articles Supplementary require correction as permitted by Section 1-207 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECOND:  (A)  Article Third, Section 5(c) of the Articles Supplementary as previously filed and to be corrected hereby reads as follows:

If full cumulative dividends on all outstanding shares of Class T Preferred Stock have not been declared and paid, or declared and set apart for payment, no shares of Class T Preferred Stock may be redeemed unless all outstanding shares of Class T Preferred Stock are simultaneously redeemed. Neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Class T Preferred Stock, other than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Class T Preferred Stock.

(B)  Article Third, Section 5(c) of the Articles Supplementary as corrected hereby shall read as follows:

If full cumulative dividends on all outstanding shares of Class T Preferred Stock have not been declared and paid, or declared and set apart for payment, no shares of Class T Preferred Stock may be redeemed unless all outstanding shares of Class T Preferred Stock are simultaneously redeemed and neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Class T Preferred Stock, other than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Class T Preferred Stock.

(C)  The inaccuracy or defect in Article Third, Section 5(c) of the Articles Supplementary as previously filed was an error in transcription.

THIRD:  The name of each party to the document being corrected is APARTMENT INVESTMENT AND MANAGEMENT COMPANY.

IN WITNESS WHEREOF, Apartment Investment and Management Company has caused this Certificate of Correction to be signed in its name and on its behalf by its Executive Vice President and Chief Financial Officer and witnessed by its Secretary on November 6, 2008.

WITNESS: /s/ Lisa R. Cohn Lisa R. Cohn, Secretary	APARTMENT INVESTMENT AND MANAGEMENT COMPANY By: /s/ Thomas M. Herzog Thomas M. Herzog, Executive Vice President and Chief Financial Officer

THE UNDERSIGNED, Executive Vice President and Chief Financial Officer of APARTMENT INVESTMENT AND MANAGEMENT COMPANY, with respect to the foregoing Certificate of Correction of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Certificate of Correction to be the act of the Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.

/s/ Thomas M. Herzog
Thomas M. Herzog, Executive Vice President
and Chief Financial Officer

CERTIFICATE OF CORRECTION
to
ARTICLES SUPPLEMENTARY
of
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(a Maryland corporation)

Class U Cumulative Preferred Stock

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “Corporation”), having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  Articles Supplementary dated March 17, 2004 of the Corporation relating to its Class U Cumulative Preferred Stock (par value $.01 per share) (the “Class U Preferred Stock”) were filed with the Department on March 18, 2004, and said Articles Supplementary require correction as permitted by Section 1-207 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECOND:  (A)  Article Third, Section 5(c) of the Articles Supplementary as previously filed and to be corrected hereby reads as follows:

If full cumulative dividends on all outstanding shares of Class U Preferred Stock have not been declared and paid, or declared and set apart for payment, no shares of Class U Preferred Stock may be redeemed unless all outstanding shares of Class U Preferred Stock are simultaneously redeemed. Neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Class U Preferred Stock, other than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Class U Preferred Stock.

(B)  Article Third, Section 5(c) of the Articles Supplementary as corrected hereby shall read as follows:

If full cumulative dividends on all outstanding shares of Class U Preferred Stock have not been declared and paid, or declared and set apart for payment, no shares of Class U Preferred Stock may be redeemed unless all outstanding shares of Class U Preferred Stock are simultaneously redeemed and neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Class U Preferred Stock, other than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Class U Preferred Stock.

(C)  The inaccuracy or defect in Article Third, Section 5(c) of the Articles Supplementary as previously filed was an error in transcription.

THIRD:  The name of each party to the document being corrected is APARTMENT INVESTMENT AND MANAGEMENT COMPANY.

IN WITNESS WHEREOF, Apartment Investment and Management Company has caused this Certificate of Correction to be signed in its name and on its behalf by its Executive Vice President and Chief Financial Officer and witnessed by its Secretary on November 6, 2008.

WITNESS: /s/ Lisa R. Cohn Lisa R. Cohn, Secretary	APARTMENT INVESTMENT AND MANAGEMENT COMPANY By: /s/ Thomas M. Herzog Thomas M. Herzog, Executive Vice President and Chief Financial Officer

THE UNDERSIGNED, Executive Vice President and Chief Financial Officer of APARTMENT INVESTMENT AND MANAGEMENT COMPANY, with respect to the foregoing Certificate of Correction of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Certificate of Correction to be the act of the Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.

/s/ Thomas M. Herzog
Thomas M. Herzog, Executive Vice President
and Chief Financial Officer

CERTIFICATE OF CORRECTION
to
ARTICLES SUPPLEMENTARY
of
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(a Maryland corporation)

Class V Cumulative Preferred Stock

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “Corporation”), having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  Articles Supplementary dated September 24, 2004 of the Corporation relating to its Class V Cumulative Preferred Stock (par value $.01 per share) (the “Class V Preferred Stock”) were filed with the Department on September 28, 2004, and said Articles Supplementary require correction as permitted by Section 1-207 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECOND:  (A)  Article Third, Section 5(c) of the Articles Supplementary as previously filed and to be corrected hereby reads as follows:

If full cumulative dividends on all outstanding shares of Class V Preferred Stock have not been declared and paid, or declared and set apart for payment, no shares of Class V Preferred Stock may be redeemed unless all outstanding shares of Class V Preferred Stock are simultaneously redeemed. Neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Class V Preferred Stock, other than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Class V Preferred Stock.

(B)  Article Third, Section 5(c) of the Articles Supplementary as corrected hereby shall read as follows:

If full cumulative dividends on all outstanding shares of Class V Preferred Stock have not been declared and paid, or declared and set apart for payment, no shares of Class V Preferred Stock may be redeemed unless all outstanding shares of Class V Preferred Stock are simultaneously redeemed and neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Class V Preferred Stock, other than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Class V Preferred Stock.

(C)  The inaccuracy or defect in Article Third, Section 5(c) of the Articles Supplementary as previously filed was an error in transcription.

THIRD:  The name of each party to the document being corrected is APARTMENT INVESTMENT AND MANAGEMENT COMPANY.

IN WITNESS WHEREOF, Apartment Investment and Management Company has caused this Certificate of Correction to be signed in its name and on its behalf by its Executive Vice President and Chief Financial Officer and witnessed by its Secretary on November 6, 2008.

WITNESS: /s/ Lisa R. Cohn Lisa R. Cohn, Secretary	APARTMENT INVESTMENT AND MANAGEMENT COMPANY By: /s/ Thomas M. Herzog Thomas M. Herzog, Executive Vice President and Chief Financial Officer

THE UNDERSIGNED, Executive Vice President and Chief Financial Officer of APARTMENT INVESTMENT AND MANAGEMENT COMPANY, with respect to the foregoing Certificate of Correction of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Certificate of Correction to be the act of the Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.

/s/ Thomas M. Herzog
Thomas M. Herzog, Executive Vice President
and Chief Financial Officer

CERTIFICATE OF CORRECTION
to
ARTICLES SUPPLEMENTARY
of
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(a Maryland corporation)

Class Y Cumulative Preferred Stock

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “Corporation”), having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  Articles Supplementary dated December 16, 2004 of the Corporation relating to its Class Y Cumulative Preferred Stock (par value $.01 per share) (the “Class Y Preferred Stock”) were filed with the Department on December 17, 2004, and said Articles Supplementary require correction as permitted by Section 1-207 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECOND:  (A)  Article Third, Section 5(c) of the Articles Supplementary as previously filed and to be corrected hereby reads as follows:

If full cumulative dividends on all outstanding shares of Class Y Preferred Stock have not been declared and paid, or declared and set apart for payment, no shares of Class Y Preferred Stock may be redeemed unless all outstanding shares of Class Y Preferred Stock are simultaneously redeemed. Neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Class Y Preferred Stock, other than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Class Y Preferred Stock.

(B)  Article Third, Section 5(c) of the Articles Supplementary as corrected hereby shall read as follows:

If full cumulative dividends on all outstanding shares of Class Y Preferred Stock have not been declared and paid, or declared and set apart for payment, no shares of Class Y Preferred Stock may be redeemed unless all outstanding shares of Class Y Preferred Stock are simultaneously redeemed and neither the Corporation nor any affiliate of the Corporation may purchase or acquire shares of Class Y Preferred Stock, other than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Class Y Preferred Stock.

(C)  The inaccuracy or defect in Article Third, Section 5(c) of the Articles Supplementary as previously filed was an error in transcription.

THIRD:  The name of each party to the document being corrected is APARTMENT INVESTMENT AND MANAGEMENT COMPANY.

IN WITNESS WHEREOF, Apartment Investment and Management Company has caused this Certificate of Correction to be signed in its name and on its behalf by its Executive Vice President and Chief Financial Officer and witnessed by its Secretary on November 6, 2008.

WITNESS: /s/ Lisa R. Cohn Lisa R. Cohn, Secretary	APARTMENT INVESTMENT AND MANAGEMENT COMPANY By: /s/ Thomas M. Herzog Thomas M. Herzog, Executive Vice President and Chief Financial Officer

THE UNDERSIGNED, Executive Vice President and Chief Financial Officer of APARTMENT INVESTMENT AND MANAGEMENT COMPANY, with respect to the foregoing Certificate of Correction of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Certificate of Correction to be the act of the Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.

/s/ Thomas M. Herzog
Thomas M. Herzog, Executive Vice President
and Chief Financial Officer